FOR IMMEDIATE RELEASE

                      ACE Limited:                   CIGNA Corporation:
Investor Contact:     Helen M. Wilson                Edwin J. Detrick
                      441-299-9283                   215-761-6130
Media Contact:        Wendy Davis Johnson            Michael J. Monroe
                      441-299-9347                   215-761-6133


               ACE TO BUY CIGNA'S INTERNATIONAL AND DOMESTIC
              PROPERTY & CASUALTY OPERATIONS FOR $3.45 BILLION


HAMILTON, Bermuda, and PHILADELPHIA, PA, January 12, 1999 - ACE Limited (NYSE: ACL) has agreed to acquire the international and domestic property and casualty insurance businesses of CIGNA Corporation (NYSE: CI) for $3.45 billion in cash, under an agreement announced today by both companies.

The transaction, which is subject to receipt of necessary regulatory approvals and other customary closing conditions, is expected to be completed by the end of the second quarter of calendar 1999.

"The acquisition of one of the very few truly global franchises in our core business of property and casualty insurance represents a quantum leap for ACE," said Brian Duperreault, chairman, president and chief executive officer of ACE. "This transaction significantly strengthens ACE's position as a premier player in each of the world's major insurance markets, including the U.S., with a business that is diversified by industry, market and client type. This is an historic event, one that transforms ACE into one of only a handful of truly international property and casualty insurance concerns, and provides a tremendous platform for future growth," he added.

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




Under the agreement, ACE will acquire CIGNA's domestic property and casualty insurance operations, including its run-off business. ACE will also purchase CIGNA's international property and casualty insurance companies and branches, including most of the accident and health business written through those companies.

"This transaction further positions CIGNA to capitalize on its strengths in the global employee benefits business. Over the past several years we have been reshaping our company to achieve our strategic goal of becoming the premier, and consistently most profitable, employee benefits company in the United States and internationally," said Wilson H. Taylor, chief executive officer of CIGNA.

"We currently expect that there will be in place at the closing of the acquisition significant third-party protection against adverse development with respect to the loss and loss adjustment expense reserves of the run-off operations to be acquired, as well as certain other asbestos and environmental exposures," Mr. Duperreault said.

ACE expects that the transaction will be financed with a combination of available cash and newly issued equity, debt, preferred and mandatorily convertible securities.

Gross written premiums of the businesses being acquired were $4.3 billion in 1997 with operating income for the same period of $198 million. Upon completion of the transaction, ACE will be a company with approximately $30 billion in assets and will employ more than 9,000 people in 47 countries worldwide.

"There are significant benefits and efficiencies to be derived from being a global organization whose primary focus is property and casualty insurance. As we assume CIGNA's business operations, we will seek to capitalize on ACE's strength and focus in property and casualty underwriting to enhance our profitability and growth potential," said Mr. Duperreault.



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





ACE's financial advisor in this transaction is Merrill Lynch & Co.
The ACE Group of Companies provides insurance and reinsurance for a diverse group of international clients. Operating subsidiaries are based in Bermuda, the United States, the United Kingdom (Lloyd's), and the Republic of Ireland. At September 30, 1998, ACE Limited had approximately $8.8 billion in assets and approximately $3.7 billion in shareholders' equity.

CIGNA's businesses rank among the largest employee benefits organizations in the United States and include a full range of health care, life, disability and retirement and investment services, both in the U.S. and internationally. Revenues for the first nine months of 1998 (includes all businesses) were $16 billion and operating income was $772 million (excludes $202 million of gains from the sale of life and annuity businesses). As of September 30, 1998 CIGNA had consolidated assets of $109 billion and shareholders' equity of approximately $8.2 billion.

Editor's Note: ACE Limited's press releases are available at no charge through News on Demand Plus by dialing 888-329-8941.

                             (tables to follow)


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





                     Supplemental Financial Information
                     ----------------------------------

===============================================================================
                    Net Written Premiums by Product Line
                              (in $ millions)
===============================================================================

                          Year ended     Year ended
                       Sept. 30, 1998   Dec. 31, 1997
                      ---------------  ---------------

                                      CIGNA's P&C ops.   ACE & CIGNA's P&C ops.
                                      ----------------   ----------------------
                             ACE      Domestic   Int'l    Combined   Combined %

Property                    $181       $ 354     $ 471     $1,006       25.4%
Casualty                     147         308       279        734       18.6%
Accident & Health             -           -        482        482       12.2%
Marine & Aviation
 (including satellite)        77         271       123        471       11.9%
Workers' Compensation         -          342        -         342        8.7%
Lloyd's Syndicates           314          -         -         314        7.9%
Automobile                    -           -        194        194        4.9%
Commercial Packages           -          161        -         161        4.1%
Financial Lines              142          -         -         142        3.6%
Other                         22          60        27        109        2.7%
                            ----       -------    ------    ------    -------
Total                       $883      $1,496    $1,576     $3,955      100.0%
                             ===       =====     =====      =====      =====


===============================================================================






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

===============================================================================
                 Net Written Premiums by Geographic Region
                              (in $ millions)
===============================================================================

                    Year ended       Year ended
                  Sept. 30, 1998   Dec. 31, 1997
               ------------------ ----------------

                                  CIGNA's P&C ops.      ACE & CIGNA's P&C ops.
                                  ----------------      -----------------------
                      ACE         Domestic   Int'l      Combined     Combined %

North America       $ 503          $1,496    $  -         $1,999         50.6%
UK & Europe           129             -        644           773         19.5%
Japan                  21             -        420           441         11.2%
Other Pacific          16             -        213           229          5.8%
Latin America           5             -        171           176          4.4%
Other                 209             -        128           337          8.5%
                     -----         -------   ------        ------      -------
Total              $  883          $1,496   $1,576        $3,955        100.0%
                    =====           =====    =====         =====        =====


===============================================================================






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


                       Supplemental Financial Information

===============================================================================
                            Balance Sheet Information
                                 (in $ millions)
===============================================================================

                                                          CIGNA's P&C
                                                    Operations to be Acquired
                                                  -----------------------------

                                   Dec. 31, 1997  Dec. 31, 1997   Sept.30, 1998
                                   -------------  -------------  --------------
                                      As reported
                                      by CIGNA      (Unaudited)     (Unaudited)

Investments & cash                      $12,457       $10,051        $  9,907
Premium accounts and notes receivable     2,735         2,423           2,690
Reinsurance recoverables                  6,211         6,181           6,013
Goodwill                                    411           392             378
Other assets                              2,881         2,384           2,418
                                       --------       -------          -------
Total assets                            $24,695       $21,431         $21,406
                                         ======        ======          ======

Unpaid claims and claim expenses         15,252        14,929          14,738
Future policy benefits                    1,889          -                -
Unearned premiums                         1,543         1,318           1,389
Accounts payable                          3,050         2,396           2,333
Other liabilities                           419           438             495
                                       --------        ------          ------
Total liabilities                        22,153        19,081          18,955
                                         ------        ------          -------
Net Assets                             $  2,542      $  2,350         $ 2,451
                                        =======       =======          ======
===============================================================================



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


                       Supplemental Financial Information
===============================================================================
                          Income Statement Information
                                (in $ millions)
===============================================================================

                                   Year ended              Nine months ended
                               December 31, 1997           September 30, 1998
                          --------------------------   ------------------------
                                          Operations                 Operations
                            As reported      to be     As reported      to be
                              by CIGNA     acquired      by CIGNA     acquired
                            -----------   ----------   -----------   ----------
                            (Unaudited)   (Unaudited)  (Unaudited)  (Unaudited)
Domestic Ongoing
----------------
Gross premiums written          $2,301       $2,301       $1,901        $1,901
Net premiums written             1,496        1,496        1,149         1,149

Net premiums earned              1,593        1,593        1,133         1,133
Losses and loss
  adjustment expenses           (1,165)      (1,165)        (826)         (826)
Policy acquisition expenses       (367)        (367)        (274)         (274)
Operating expenses                (141)        (154)        (101)         (101)
                                 ------       ------       ------        ------
Underwriting gain (loss)           (80)         (93)         (68)          (68)
Net investment income              239          239          172           172
Other revenues and                 (16)          (6)          (8)           (9)
expenses, net                   -------      -------    --------      --------

Operating income before tax        143          140           96            95
Income taxes                       (45)         (44)         (24)          (25)
                                 -------     -------      -------       -------
Net operating income            $   98       $   96        $  72        $   70
                                =======      =======     =========     ========

Loss & LAE ratio                  73.1%        73.1%        72.9%         72.9%
Expense ratio                     31.9%        32.7%        33.1%         33.1%
                                 ------      -------     --------      --------
Combined ratio                   105.0%       105.8%       106.0%        106.0%
                                 ======       ======       ======        ======

International Ongoing
---------------------
Gross premiums written           2,265        1,999        1,690         1,418
Net premiums written             1,834        1,576        1,348         1,104
Net premiums earned              1,784        1,539        1,294         1,062
Losses and loss
   adjustment expenses            (953)        (823)        (780)         (649)
Policy acquisition expenses       (453)        (410)        (323)         (291)
Operating expenses                (289)        (269)        (205)         (177)
                                 ------       ------       ------        ------
Underwriting gain (loss)            89           37          (14)          (55)
Net investment income              126          121           83            79
Other revenues and                 (14)          13            8             9
expenses, net                   -------      -------      -------      --------
Operating income before tax        201          171           77            33
Income taxes                       (74)         (62)         (31)          (14)
                                -------      -------       ------       -------
Net operating income           $   127      $   109      $    46        $   19
                                ======       ======       ======       =======

Loss & LAE ratio                  53.4%        53.5%        60.3%         61.1%
Expense ratio                     41.6%        44.1%        40.8%         44.1%
                                ------       ------      -------       -------
Combined ratio                    95.0%        97.6%       101.1%        105.2%
                                 =====         =====       ======       ======

===============================================================================

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


                     Supplemental Financial Information
===============================================================================
                        Income Statement Information
                              (in $ millions)
===============================================================================

                                    Year ended               Nine months ended
                                December 31, 1997            September 30, 1998
                             -----------------------     ----------------------
                                           Operations                Operations
                             As reported     to be       As reported    to be
                              by CIGNA      acquired      by CIGNA     acquired
                            ------------   ----------    ----------- ----------
                            (Unaudited)  (Unaudited)    (Unaudited) (Unaudited)
Total Ongoing
-------------
Gross premiums written          $4,566       $4,300        $3,591       $3,319
Net premiums written             3,330        3,072         2,497        2,253
Net premiums earned              3,377        3,132         2,427        2,195
Losses and loss
 adjustment expenses            (2,118)      (1,988)       (1,606)      (1,475)
Policy acquisition expenses       (820)        (777)         (597)        (565)
Operating expenses                (430)        (423)         (306)        (278)
                                 ------      -------        ------      -------
Underwriting gain (loss)             9          (56)          (82)        (123)
Net investment income              365          360           255          251
Other revenues and expenses, net   (30)           7            -            -
                                   ---      ---------     ---------    ---------
Operating income before tax        344          311           173          128
Income taxes                      (119)        (106)          (55)         (39)
                                ------      -------           ---      --------
Net operating income            $ 225        $  205        $  118      $    89
                                ======      =======      ========     ========

Loss & LAE ratio                 62.7%         63.5%         66.2%        67.2%
Expense ratio                    37.0%         38.3%         37.2%        38.4%
                               ------      --------      --------      --------
Combined ratio                   99.7%        101.8%        103.4%       105.6%
                                =====        ======        ======       ======

Net catastrophe losses, pre-tax   $17                         $97
% of net earned premiums          0.5%                        4.0%


Run-off
-------
Gross premiums written             19            19             2            2
Net premiums written               11            11            (2)          (2)
Net premiums earned                22            22            (1)          (1)
Losses and loss
   adjustment expenses           (232)         (232)         (143)        (143)
Policy acquisition expenses       (14)          (14)           (6)          (6)
Operating expenses                (81)          (82)          (61)         (61)
                                ------       -------        ------       ------
Underwriting gain (loss)         (305)         (306)         (211)        (211)
Net investment income             282           282           191          191
Other revenues and expenses, net   20             5            15            6
                                 -----       -------        ------      -------
Operating income (loss) before tax (3)          (19)           (5)         (14)
Income tax recovery                 5            12             5            8
                                 -----       -------       -------      -------
Net operating income (loss)     $   2        $   (7)       $   -        $   (6)
                               =======       =======       ========     =======



===============================================================================


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